UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Allied Drive, Suite 155 Dedham, MA	02026
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common Shares, no par value, and the associated Rights to Purchase Common Shares	AT	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Previously, on December 2, 2019, Atlantic Power Corporation (“Atlantic Power” or the “Company”) and Atlantic Power Preferred Equity Ltd. (“Preferred Equity”) announced the dividend rate reset for Preferred Equity’s outstanding Cumulative Rate Reset Preferred Shares, Series 2 (the “Series 2 Shares”) and the dividend rate on Preferred Equity’s outstanding Cumulative Floating Rate Preferred Shares, Series 3 (the “Series 3 Shares”), effective on December 31, 2019.

The rate reset for the Series 2 shares, announced on December 2, 2019 (the “Fixed Dividend Rate”), was calculated on November 29, 2019 to be 5.67%, representing the sum of the Canadian Government five-year bond yield of 1.49% plus 4.18%. On December 5, 2019, the Company issued a Press Release (the “Press Release”) announcing the Fixed Dividend Rate announced on December 2, 2019 has been revised based on a calculation as of December 2, 2019 to be 5.739%, representing the sum of the Canadian Government five-year bond yield of 1.559% plus 4.18%. Such Fixed Dividend Rate will commence with the March 31, 2020 dividend payment to the holders of the Series 2 Shares and continue through the December 31, 2024 dividend payment to the holders of the Series 2 Shares, at which time such Fixed Dividend Rate will again be reset.

The dividend rate for the Series 3 Shares, announced on December 2, 2019, using a floating dividend rate (the “Floating Dividend Rate”), was calculated to be 5.83%, representing the sum of the Canadian Government 90-day Treasury Bill yield (using the three-month average result of 1.65%) plus 4.18%. This Floating Dividend Rate announced on December 2, 2019 remains unchanged. Such Floating Dividend Rate will be effective with the March 31, 2020 dividend payment to the holders of the Series 3 Shares. The Floating Dividend Rate will be reset each quarter.

A copy of the Press Release is included as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Atlantic Power Corporation, dated December 5, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: December 5, 2019	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer